www.jenseninvestment.com

SUMMARY PROSPECTUS	The Jensen Quality Growth Fund

9/30/2021

Class I Shares JENIX	Class J Shares JENSX	Class R Shares JENRX	Class Y Shares JENYX

Before you invest, you may want to review the Jensen Quality Growth Fund’s (the “Fund”) prospectus, which contains more information about the Funds and their risks. You can find the Fund’s prospectus and other information about the Funds online at https://www.jenseninvestment.com/individual/how-to-invest/. You may also obtain this information at no cost by calling 800-992-4144 or by sending an email request to funds@jenseninvestment.com. The Fund’s prospectus and statement of additional information, both dated September 30, 2021, are incorporated by reference into this summary prospectus

Investment Objective
The objective of The Jensen Quality Growth Fund Inc. (the “Fund”), is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
	Class J	Class I	Class R	Class Y
	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class J	Class I	Class R	Class Y
Management Fees	0.48%	0.48%	0.48%	0.48%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	0.50%	None
Shareholder Servicing Fee(1)(3)	None	0.06%	0.17%	None
Other Expenses(2)	0.09%	0.07%	0.11%	0.04%
Total Annual Fund Operating Expenses	0.82%	0.61%	1.26%	0.52%
(1)Class I shares are subject to an annual shareholder servicing fee not to exceed 0.10% of average daily net assets of the Class I shares.
(2)Other Expenses include custodian, transfer agency, and other customary Fund expenses not listed above and are based on the previous fiscal year’s expenses. In addition, Other Expenses for the Class J shares include sub-transfer agency fees paid to certain financial intermediaries who maintain omnibus accounts in the Fund and provide shareholder recordkeeping and servicing to their customers who own shares of the Fund.
(3)Class R shares are subject to an annual shareholder servicing fee not to exceed 0.25% of average daily net assets of the Class R shares.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class J or Class R or $250,000 in Class I or $1,000,000 in Class Y of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class J	$84	$262	$455	$1,014
Class I	$1,558	$4,884	$8,507	$19,053
Class R	$128	$400	$692	$1,523
Class Y	$5,316	$16,675	$29,073	$65,269

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2021, the Fund’s portfolio turnover rate was 12.33% of the average value of its portfolio.

Principal Investment Strategies
To achieve its objective, the Fund invests in equity securities of approximately 25 to 30 companies that satisfy the investment criteria described below. Equity securities in which the Fund invests as a principal strategy consist primarily of publicly traded common stocks of U.S. companies. Generally, each company in which the Fund invests must, as determined by the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser”):

•Have consistently achieved a high return on equity over the prior ten years;
•Be in excellent financial condition; and
•Be capable of sustaining outstanding business performance.

These companies are selected from a universe of companies that have produced long-term records of consistently high returns on shareholder equity. In order to qualify for this universe, each company must have a market capitalization of $1 billion or more, and a return on equity of 15% or greater in each of the last 10 years as determined by the Adviser. The Adviser determines on an annual basis the companies that qualify for inclusion in the Fund’s investable universe.

The Fund may purchase securities when they are priced below their intrinsic values as determined by the Adviser. The Fund may sell all or part of its position in a company when the Adviser has determined that another qualifying security has a greater opportunity to achieve the Fund’s objective. In addition, the Fund generally sells its position in a company when the company no longer meets one or more of the Fund’s investment criteria. In the event that the company no longer satisfies the investment criteria and the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may continue to hold and invest in the company.

The Adviser expects to include in the Fund’s investment portfolio at any time securities of approximately 25 to 30 primarily U.S. companies. The Fund must always own the securities of a minimum of 15 different companies in its portfolio. The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this Prospectus.

The Fund is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, that you could lose money by investing in the Fund. The principal risks of investing in this Fund are:

•Stock Market Risk
The market value of stocks held by the Fund may decline over a short, or even an extended period of time, resulting in a decrease in the value of a shareholder’s investment.

•Management Risk
The Adviser may be incorrect in its judgment of the value of particular stocks. The investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

•Recent Market Events Risk
U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events, such as potential changes in U.S. income tax policies and increases in the U.S. inflation rate, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

•Non-diversification Risk
The Fund is a non-diversified mutual fund and is permitted to invest a greater portion of its assets in the securities of a smaller number of issuers than would be permissible if it were a “diversified” fund and therefore, it may be more sensitive to market changes than a diversified fund. Accordingly, the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value (“NAV”) of the Fund.

•Company and Sector Risk
The Fund’s investment strategy requires that a company selected for investment by the Fund must have attained, among other criteria, a return on equity of at least 15 percent per year for each of the prior 10 years as determined by the Adviser. Because of the relatively limited number of companies that have achieved this strong level of consistent, long-term business performance, the Fund at times is prohibited from investing in certain companies and sectors that may be experiencing a shorter-term period of robust earnings growth. As a result, the Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies.

•Large-Cap Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Adviser considers companies with market capitalizations in excess of $10 billion to be large-cap companies.

•Growth Stock Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

Investment Suitability
The Fund is designed for long-term investors who are willing to accept short-term market price fluctuations.

Performance
The performance information on the following page demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one, five and ten years compare with those of a broad measure of market performance. The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.jenseninvestment.com or by calling the Fund toll-free at 800-992-4144.

The Jensen Quality Growth Fund Inc. - Class J Shares(1)
Annual Total Return as of December 31* of Each Year

(1)The returns shown in the bar chart are for Class J shares. The performance of Class I, Class R and Class Y shares will differ due to differences in expenses.

*The Fund’s year-to-date total return for the Class J shares as of June 30, 2021 was 10.78%.

During the ten-year period shown on the bar chart, the Fund’s best and worst quarters for the Class J shares are shown below:

Best Quarter:    17.26% (2nd quarter 2020)

Worst Quarter:    -17.27% (1st quarter 2020)

Average Annual Total Returns For the Periods Ended December 31, 2020	One Year	5 Years	10 Years	Life of Fund (9/30/2016)
Class J Shares
Return Before Taxes	18.35%	16.58%	13.77%	N/A
Return After Taxes on Distributions	15.66%	14.70%	12.28%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	12.66%	13.07%	11.17%	N/A
Class I Shares
Return Before Taxes	18.62%	16.87%	14.07%	N/A
Class R Shares
Return Before Taxes	17.77%	16.13%	13.38%	N/A
Class Y Shares
Return Before Taxes	18.70%	N/A	N/A	17.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%	16.05%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown for the Class J shares only and after-tax returns for the Class I, R and Y shares will vary.

Management

Investment Adviser
Jensen Investment Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The Fund is managed by the Adviser’s investment team for the Fund, which is composed of:

Portfolio Manager	Years of Service with the Fund	Primary Title
Eric H. Schoenstein	Since 2004	Chief Investment Officer and Managing Director
Robert D. McIver	Since 2005	President and Managing Director
Kurt M. Havnaer	Since 2007	Portfolio Manager
Allen T. Bond	Since 2011	Head of Research and Managing Director
Kevin J. Walkush	Since 2011	Head of ESG and Portfolio Manager
Adam D. Calamar	Since 2013	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (The Jensen Quality Growth Fund Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), by telephone at 800-992-4144, on any day the New York Stock Exchange is open for trading, or by wire. Investors who wish to purchase or redeem shares of the Fund through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are as follows:

	Minimum Investment Amount
	Initial	Additional
Class J Shares	$2,500	$100
Class I Shares	$250,000	$100
Class R Shares	$2,500	$100
Class Y Shares	$1,000,000	$100

These minimums may be waived for accounts held in qualified retirement or profit sharing plans, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser. Registered investment advisors and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. You may be required to pay commissions and/or other forms of compensation to the broker-dealer or other intermediaries for transactions in the Fund, which are not reflected in the fee table or expense example. Ask your adviser or visit your financial intermediary’s website for more information.